UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 15, 2006

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-20381	59-3157093

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Technology Park, Lake Mary, Florida		32746

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 333-9911

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 15, 2006, the Board of Directors voted to expand the Board of Directors to eight persons and then appointed Jay Freeland, Co-Chief Executive Officer, President and Chief Operating Officer to fill the vacancy on the Board of Directors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

FARO TECHNOLOGIES, INC.

	By:	/s/ Gregory A. Fraser

Gregory A. Fraser
Executive Vice President, Secretary, and Treasurer

Date: February 16, 2006